SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 29, 2002

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	0-21393	04-3197974

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

124 Acton Street, Maynard, MA	01754

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

The undersigned Registrant has determined that Item 7(a) and 7(b) disclosure is not required with respect to the Registrant’s investment in ON Demand Group Limited, a company incorporated in England and Wales (“ODG”), pursuant to a Subscription and Shareholders Agreement entered into with ODG dated as of October 29, 2002 (the “Investment”) because the Investment fails to meet the requirements of Rule 11-01(b) under Regulation S-X. The undersigned Registrant hereby amends and restates Item 7 of its current report on Form 8-K dated November 13, 2002, so that as so amended and restated said Item 7 shall read in its entirety as follows:

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

2.1
Subscription and Shareholders Agreement, dated as of October 29, 2002, by and between SeaChange International, Inc., ON Demand Group Limited and the other parties thereto (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K previously filed on November 13, 2002 with the Commission (File No. 000-21393) and incorporated herein by reference).

2.2
Articles of Association of ON Demand Group Limited, as adopted by special resolution passed on October 28, 2002 (filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K previously filed on November 13, 2002 with the Commission (File No. 000-21393) and incorporated herein by reference).

99.1
Press Release dated November 4, 2002 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K previously filed on November 13, 2002 with the Commission (File No. 000-21393) and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, SeaChange has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:    /s/ WILLIAM L. FIEDLER
        William L. Fiedler
        Chief Financial Officer, Treasurer, Secretary
        and Vice President, Finance and Administration

Dated:	January 9, 2003

EXHIBIT INDEX

Exhibit No.	Description
2.1
Subscription and Shareholders Agreement, dated as of October 29, 2002, by and between SeaChange International, Inc., ON Demand Group Limited and the other parties thereto (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K previously filed on November 13, 2002 with the Commission (File No. 000-21393) and incorporated herein by reference).

2.2
Articles of Association of ON Demand Group Limited, as adopted by special resolution passed on October 28, 2002 (filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K previously filed on November 13, 2002 with the Commission (File No. 000-21393) and incorporated herein by reference).

99.1
Press Release dated November 4, 2002 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K previously filed on November 13, 2002 with the Commission (File No. 000-21393) and incorporated herein by reference).

4